D/XYZ

Pronounced Destiny

Get a Free DXYZ Share 🦄✨

You're invited to get a free share of the Destiny Tech100 before it lists on the NYSE, under the ticker DXYZ.

With this special early access, you're going to be among the first to have a stake in the success of some of the best private tech companies – current holdings include OpenAI, SpaceX, Stripe, and Superhuman.

Take it for a spin, and let us know what you think. The fun is in the journey. Ready to get started?

CLAIM YOUR SHARE

d.xyz **join us**